                                                                       Exhibit 4


                            JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of common stock, par value $.01 per share of Recovery Engineering, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

July 26, 1996

                                   GS CAPITAL PARTNERS II, L.P.

                                      By:  GS Advisors, L.P.,
                                           its general partner
                                           of GS Capital Partners, L.P.

                                      By:  GS Advisors, Inc.,
                                           its general partner of
                                           GS Advisors, L.P.

                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: President


                                   GS ADVISORS, L.P.

                                      By:  GS Advisors, Inc.
                                           its general partner
                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: President


                                   GS CAPITAL PARTNERS II OFFSHORE, L.P.

                                      By:  GS Advisors II. (Cayman), L.P.,
                                           its general partner

                                      By:  GS Advisors II, Inc.,
                                           its general partner

                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: President


                                   GS ADVISORS II (CAYMAN), L.P.

                                      By:  GS Advisors II, Inc.,
                                           its general partner

                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: President

                                   GS CAPITAL PARTNERS II (Germany) C.L.P.

                                      By:  Goldman, Sachs & Co. oHG,
                                           its managing partner

                                      By:  Goldman, Sachs & Co.
                                           Finanz GmbH, its managing
                                           partner

                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: Attorney-in-fact


                                   GOLDMAN, SACHS & CO. oHG

                                      By:  Goldman, Sachs & Co.
                                           Finanz GmbH, its managing
                                           partner

                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: Attorney-in-fact


                                   GOLDMAN, SACHS & CO.

                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: General Partner


                                   THE GOLDMAN SACHS GROUP, L.P.

                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: General Partner



                                   STONE STREET FUND 1996, L.P.

                                      By:  Stone Street Empire Corp.,
                                           its general partner


                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: Vice President


                                   BRIDGE STREET FUND 1996, L.P.

                                      By:  Stone Street Empire Corp.,
                                           its managing general partner


                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: Vice President



                                   STONE STREET EMPIRE CORP.


                                      By:  \s\ Richard A. Friedman
                                           -----------------------
                                           Name:  Richard A. Friedman
                                           Title: Vice President